Exhibit 99.2


                CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

      The undersigned executive officer of Community Investors Bancorp, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-QSB for the period ended March 31, 2003 fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                       /s/ Robert W. Siegel
                                       ------------------------------------
                                       Name: Robert W. Siegel
                                       Title: Assistant Vice President,
                                              Controller and Treasurer

Date: May 14, 2003



A signed original of this written statement required by Section 906 has been provided to Community Investors Bancorp, Inc. and will be retained by Community Investors Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.